Exhibit 5(b)

EXHIBIT A

BlackRock Advantage Global Fund, Inc.
BlackRock Advantage SMID Cap Fund, Inc.
BlackRock Allocation Target Shares
BATS: Securitized Total Return Series
BATS: Corporate Credit Total Return Series
BATS: High Income Municipal Series
BATS: High Income Taxable Series
BATS: Mortgage Total Return Series
BATS: Interest Rate Hedge Series
BATS: Short Duration Taxable Total Return Series
BATS: Short Term Municipal Income Series
BlackRock Balanced Fund, Inc.
BlackRock Bond Fund, Inc.
BlackRock Total Return Fund
BlackRock California Municipal Series Trust
BlackRock California Municipal Opportunities Fund
BlackRock Capital Appreciation Fund, Inc.
BlackRock Emerging Markets Fund, Inc.
BlackRock Equity Dividend Fund
BlackRock Financial Institutions Series Trust
BlackRock Summit Cash Reserves Fund
BlackRock FundsSM
BlackRock Advantage Emerging Markets Fund
BlackRock Advantage International Fund
BlackRock Advantage Large Cap Growth Fund
BlackRock Advantage Small Cap Core Fund
BlackRock Advantage Small Cap Growth Fund
BlackRock China A Opportunities Fund
BlackRock Commodity Strategies Fund
BlackRock Daily Reinvestment Stablecoin Reserve Vehicle
BlackRock Defensive Advantage Emerging Markets Fund
BlackRock Emerging Markets ex-China Fund
BlackRock Energy Opportunities Fund
BlackRock Exchange Portfolio
BlackRock Global Equity Market Neutral Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock High Equity Income Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Real Estate Securities Fund
BlackRock Short Obligations Fund
BlackRock Sustainable Aware Advantage Emerging Markets Equity Fund
BlackRock Sustainable Aware Advantage International Equity Fund
BlackRock Sustainable Aware Advantage Large Cap Core Fund
BlackRock Tactical Opportunities Fund
BlackRock Technology Opportunities Fund
BlackRock Wealth Liquid Environmentally Aware Fund
Circle Reserve Fund
iShares Developed Real Estate Index Fund
iShares Enhanced Roll Yield Index Fund
iShares FTSE NAREIT All Equity REIT Index Fund
iShares Municipal Bond Index Fund
iShares Russell Mid-Cap Index Fund
iShares Russell Small/Mid-Cap Index Fund
iShares Short-Term TIPS Bond Index Fund

iShares Total U.S. Stock Market Index Fund
iShares U.S. Intermediate Credit Bond Index Fund
iShares U.S. Intermediate Government Bond Index Fund
iShares U.S. Long Credit Bond Index Fund
iShares U.S. Long Government Bond Index Fund
iShares U.S. Securitized Bond Index Fund
BlackRock Funds II
BlackRock 20/80 Target Allocation Fund
BlackRock 40/60 Target Allocation Fund
BlackRock 60/40 Target Allocation Fund
BlackRock 80/20 Target Allocation Fund
BlackRock Dynamic High Income Portfolio
BlackRock Global Dividend Portfolio
BlackRock Managed Income Fund
BlackRock Multi-Asset Income Portfolio
BlackRock Retirement Income 2030 Fund
BlackRock Funds III
BlackRock Cash Funds: Institutional
BlackRock Cash Funds: Treasury
BlackRock Diversified Equity Alpha Fund
BlackRock Diversified Fixed Income Fund
BlackRock LifePath® Dynamic Retirement Fund
BlackRock LifePath® Dynamic 2030 Fund
BlackRock LifePath® Dynamic 2035 Fund
BlackRock LifePath® Dynamic 2040 Fund
BlackRock LifePath® Dynamic 2045 Fund
BlackRock LifePath® Dynamic 2050 Fund
BlackRock LifePath® Dynamic 2055 Fund
BlackRock LifePath® Dynamic 2060 Fund
BlackRock LifePath® Dynamic 2065 Fund
BlackRock LifePath® Dynamic 2070 Fund
BlackRock LifePath® ESG Index Retirement Fund
BlackRock LifePath® ESG Index 2030 Fund
BlackRock LifePath® ESG Index 2035 Fund
BlackRock LifePath® ESG Index 2040 Fund
BlackRock LifePath® ESG Index 2045 Fund
BlackRock LifePath® ESG Index 2050 Fund
BlackRock LifePath® ESG Index 2055 Fund
BlackRock LifePath® ESG Index 2060 Fund
BlackRock LifePath® ESG Index 2065 Fund
BlackRock LifePath® ESG Index 2070 Fund
BlackRock LifePath® Index Retirement Fund
BlackRock LifePath® Index 2030 Fund
BlackRock LifePath® Index 2035 Fund
BlackRock LifePath® Index 2040 Fund
BlackRock LifePath® Index 2045 Fund
BlackRock LifePath® Index 2050 Fund
BlackRock LifePath® Index 2055 Fund
BlackRock LifePath® Index 2060 Fund
BlackRock LifePath® Index 2065 Fund
BlackRock LifePath® Index 2070 Fund
iShares MSCI Total International Index Fund
iShares Russell 1000 Large-Cap Index Fund
iShares S&P 500 Index Fund
iShares U.S. Aggregate Bond Index Fund
BlackRock Funds IV
BlackRock Credit Relative Value Fund
BlackRock Systematic Multi-Strategy Fund

Exhibit 5(b)

BlackRock Funds V
BlackRock Core Bond Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock High Yield Bond Portfolio
BlackRock Income Fund
BlackRock Inflation Protected Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Strategic Income Opportunities Portfolio
BlackRock Funds VI
BlackRock Advantage CoreAlpha Bond Fund
BlackRock Global Allocation Fund, Inc.
BlackRock Index Funds, Inc.
iShares MSCI EAFE International Index Fund
iShares Russell 2000 Small-Cap Index Fund
BlackRock International Select Equity Fund
BlackRock Large Cap Focus Growth Fund, Inc.
BlackRock Large Cap Focus Value Fund, Inc.
BlackRock Large Cap Series Funds, Inc.
BlackRock Advantage Large Cap Core Fund
BlackRock Advantage Large Cap Value Fund
BlackRock Event Driven Equity Fund
BlackRock Liquidity Funds
BlackRock Select Treasury Based Liquidity Fund
FedFund
MuniCash
TempCash
T-Fund
Treasury Trust Fund
BlackRock Mid-Cap Value Series, Inc.
BlackRock Mid-Cap Value Fund
BlackRock Multi-State Municipal Series Trust
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Opportunities Fund
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Municipal Bond Fund, Inc.
BlackRock National Municipal Fund
BlackRock Short Duration Muni Fund
BlackRock Municipal Series Trust
BlackRock Strategic Municipal Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Series, Inc.
BlackRock International Fund
BlackRock Strategic Global Bond Fund, Inc.
BlackRock Unconstrained Equity Fund

Amended May 19, 2026